SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT, dated as of December 17, 2010 (this "Agreement"), by and among General Metals Corporation, a Delaware corporation (the "Company"), Paul Wang, Robert Carrington, Michael Powell, Daniel Forbush, David Salari, Michael Duncan, and each of the members of a shareholder group who filed a Schedule 13-D related to the Company on November 5, 2010 (together, the "Reporting Shareholders").

WHEREAS, the parties to this Agreement have engaged in a good faith controversy over management of the Company and corporate policy (the "Contest");

WHEREAS, the parties to this Agreement believe that a settlement of the Contest will provide stability to the Company and its vendors and stakeholders and employees, and allow for orderly and value-maximizing decision-making by the New Board and management concerning the Company's business;

WHEREAS, a settlement of the Contest also will settle possible disputes and possible litigation relating to matters of corporate management and the composition of the Company's Board of Directors; and

NOW, THEREFORE, in consideration of the mutual representations and warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I - AGREEMENTS AS TO BOARD COMPOSITION

Section 1.01 The following individuals (the "New Nominees") shall be appointed to the Board of Directors of the Company (the "Board"), effective as of the execution and delivery of this Agreement by all signatories (the "Effective Time"): Larry Max Bigler, Keith M. Belingheri, Dan L. Dryer and Permundu K. Medhi. The New Nominees shall join the board concurrent with a financing of no less than $125,000.00, at the Effective Time.

Section 1.02 Concurrently, four individuals currently serving as directors of the Company (Paul Wang, Robert Carrington, David Salari and Michael Powell; collectively, the "Resigning Directors") shall resign from the Board, effective as of the Effective Time.

Section 1.03 As a result, at the Effective Time, the Company's Board of Directors shall consist of Daniel J. Forbush, (the "Continuing Director"), Larry Max Bigler, Keith M. Belingheri, Dan L. Dryer and Permundu K. Medhi (collectively, the "New Board").

ARTICLE II - 2010 ANNUAL MEETING OF STOCKHOLDERS

Section 2.01 The New Board shall nominate and recommend the election of a slate of five directors for election at the next annual meeting of shareholders, which slate shall consist of the New Board, unless one of those individuals is unable or unwilling to serve for the following term, in which case a replacement nominee will be nominated and recommended by majority vote of the New Board (including the departing director prior to his departure).

ARTICLE III - RELEASE OF CLAIMS

Section 3.01

(a) The New Nominees, the Continuing Director, the Reporting Shareholders and, only with respect to the Resigning Directors, each Resigning Director and the Company, hereby agree for the benefit of the Company and the Resigning Directors, and each director, officer, stockholder, agent, affiliate, employee, partner, attorney, heir, assign, executor, administrator, predecessor and successor, past and present, of the Company and the Resigning Directors (the Company, the Resigning Directors and each such person being a "Company Released Person") as follows:

(i) The New Nominees, the Continuing Director, the Reporting Shareholders and, only with respect to the Resigning Directors, each Resigning Director and the Company, for themselves and for their affiliates, officers, directors, assigns, agents and successors, past and present, hereby agree and confirm that, effective from and after the date of this Agreement, they hereby acknowledge full and complete satisfaction of, and covenant not to sue, and forever fully release and discharge each Company Released Person of, and hold each Company Released Person harmless from, any and all Claims of any nature whatsoever, whether known or unknown, suspected or unsuspected, derivative or direct, occurring any time or period of time on or prior to the date of this Agreement (including the future effects of such transactions, occurrences, conditions, acts or omissions).

(ii) The undersigned understand and agree that the Claims released by the New Nominees, the Continuing Directors, the Reporting Shareholders and, only with respect to the Resigning Directors, each Resigning Director and the Company, above include not only those Claims presently known but also include all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities, and causes of action of every kind and character that would otherwise come within the scope of the Claims as described above. The New Nominees, the Continuing Directors, the Reporting Shareholders and, only with respect to the Resigning Directors, each Resigning Director and the Company, understand that they may hereafter discover facts different from or in addition to what they now believe to be true, which if known, could have materially affected this Release of Claims, but they nevertheless waive any claims or rights based on different or additional facts.

(b) The Company, the Resigning Directors (the "Company Releasors") hereby agree for the benefit of the New Nominees, Daniel J. Forbush and the Reporting Shareholders, and each officer, director, stockholder, agent, affiliate, employee, partner, attorney, heir, assign, executor, administrator, predecessor and successor, past and present, thereof (the New Nominees, Daniel J. Forbush, the Reporting Shareholders and each such person being a "New Nominees Released Person") as follows:

(i) The Company Releasors, for themselves and for their affiliates, officers, directors, assigns, agents and successors, past and present, hereby agree and confirm that, effective from and after the date of this Agreement, they hereby acknowledge full and complete satisfaction of, and covenant not to sue, and forever fully release and discharge each New Nominees Released Person of, and hold each New Nominees Released Person harmless from, any and all Claims of any nature whatsoever, whether known or unknown, suspected or unsuspected, derivative or direct, occurring any time or period of time on or prior to the date of this Agreement (including the future effects of such transactions, occurrences, conditions, acts or omissions).

(ii) The undersigned understand and agree that the Claims released by the Company Releasors above include not only those Claims presently known but also include all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities, and causes of action of every kind and character that would otherwise come within the scope of the Claims as described above. The Company Releasors understand that they may hereafter discover facts different from or in addition to what they now believe to be true, which if known, could have materially affected this Release of Claims, but they nevertheless waive any claims or rights based on different or additional facts.

ARTICLE IV INDEMNIFICATION

Section 4.01

(a) The Company shall to the maximum extent permitted by Delaware law indemnify, defend and hold harmless each signatory to this Agreement (including the Resigning Directors) and their heirs, assigns, executors, administrators, predecessors and successors (individually an "Indemnified Party" and collectively, the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, amounts paid in settlement, claims, penalties, damages or liabilities incurred or suffered by any Indemnified Party arising by reason of such Indemnified Party entering into, and performing, or causing the Company to perform, this Agreement, whether civil, criminal, administrative or investigative (including, without limitation, costs of settlement and the advancement of reasonable attorney's fees and disbursements), which shall be paid, reimbursed or advanced by the Company on a monthly basis prior to the final disposition thereof without the requirement of any bond or other security.

(b) From and after the Effective Time, the Company shall keep in full force and effect, and comply with the terms and conditions of, any indemnification agreement, as amended, in effect as of the Effective Time between the Company and its directors and officers.

(c) From and after the Effective Time, the Company shall maintain in effect the provisions in its Certificate of Incorporation and Bylaws providing for indemnification of each present and former director and officer of the Company with respect to facts and circumstances occurring at or prior to the Effective Time, to the fullest extent permitted from time to time under the Delaware General Corporation Law, which provisions shall not be amended except as required by applicable law or except to make changes permitted by applicable law that would increase the scope of such person's indemnification rights thereunder.

ARTICLE V - NONDISPARAGEMENT

For a period of three years from and after the date hereof, each of the Company, the Continuing Director, the New Nominees, the Resigning Directors and the Reporting Shareholders, on behalf of themselves and their affiliates, officers, directors, partners, managers, members, and agents with actual authority to speak for the Company, the Continuing Director, the New Nominees, the Resigning Directors and the Reporting Shareholders, as the case may be, with regard to the Contest, expressly acknowledges, agrees, and covenants that he, she or it will not make any statements, comments, or communications that are reasonably likely to be considered to be disparaging of or derogatory or detrimental to, the good name or business reputation of one another or any of their respective members, partners, officers, directors, employees or representatives (including statements relating to the circumstances leading up to and including the execution of this Agreement). Where applicable, this mutual non-disparagement covenant applies to any public or private statements, comments, or communications in any form, whether oral, written, or electronic. Each of the Company, the Continuing Director, the New Nominees, the Resigning Directors and the Reporting Shareholders further agrees that he, she or it will not knowingly encourage or solicit any such statements, comments or communications.

ARTICLE VI - ADDITIONAL AGREEMENTS

Section 6.01

For a period of one year from the Effective Time, the signatories to the Agreement who will serve as members of the New Board hereby agree to take all action necessary, consistent with their fiduciary duties to the Company, to ensure that the members of the New Board continue as directors until the next annual meeting of stockholders of the Company related to the fiscal year ended April 30, 2010 (the "2010 Annual Meeting").

Section 6.02

Until the 2010 Annual Meeting, none of the members of the Reporting Shareholders, the Continuing Director, the Resigning Directors, the New Nominees or their affiliates shall, except in a capacity as members of the New Board, solicit proxies with respect to the election of directors or any other proposal. The New Board shall be free to convene meetings of stockholders to approve corporate actions or for any other purpose consistent with its duties, but the convening of such a meeting and the solicitation of proxies in connection with such a meeting shall not supersede the provisions of this Section 6.02 or Section 6.01.

Section 6.03

The Reporting Shareholders shall immediately terminate the "group," (as that term is defined in regulations promulgated by the U.S. Securities and Exchange Commission) and amend its Schedule 13-D and all other SEC filings to reflect that a peaceful resolution to the Contest has been reached, and that consequently the Shareholder Group has been dissolved. The Reporting Shareholders shall seek to remove their prior SEC filings relating to the Company from the public record, and shall do so, if doing so is permissible and reasonably practicable. The Reporting Shareholders agree that for a period of twelve (12) months from the Effective Time, no member of the Reporting Shareholders, the New Nominees, the Continuing Director, the Resigning Directors or their affiliates shall act in concert with others as part of a 13-D "group" (as that term is defined in regulations promulgated by the U.S. Securities and Exchange Commission) for the purpose of changing the composition of the Board of the Company.

Section 6.04

Mr. Paul Wang shall resign from the office of President, and from all other offices of the Company that he may hold, effective as of the Effective Time.

Section 6.05

For a period of twenty-four (24) months from the Effective Time, the Company shall require that any new director who consents to serve on the Company's Board of Directors shall, shall also consent to the indemnification of the Company Released Persons pursuant to Article IV hereof.

Section 6.06

The signatories to the Agreement hereby acknowledge and agree that as long as they have material non-public information about the Company they will refrain from using it to trade in Company securities and that to the extent that they continue to serve as directors of the Company they owe a fiduciary duty to the Company to refrain from improper disclosure of confidential information. The Resigning Directors shall not trade GNMT stock for a period of ninety (90) days following the Effective Date.

Section 6.07

With respect to the matters contained herein, no party shall issue a press release, unless it is mutually approved by Daniel J. Forbush and the Company, as well as a representative of the Resigning Directors. Such review and approval by the representative of the Resigning Directors shall not be unreasonably withheld.

Section 6.08

The New Board shall cause the Company to comply with the terms and conditions of the Agreement.

ARTICLE VII - MISCELLANEOUS

Section 7.01

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to." This Agreement shall be deemed to have been mutually prepared by the parties hereto and shall not be construed against any of them by reason of authorship.

Section 7.02

Neither this Agreement nor any of the rights or obligations of any party hereunder shall be assignable without the prior written consent of the other parties hereto, other than as expressly provided herein and assignments by operation of law. This Agreement shall be binding upon the undersigned and their respective successors and permitted assigns. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by all the parties or their respective successors and assigns. If any provision of this Agreement shall be deemed or declared to be unenforceable, invalid or void, the same shall not impair any of the other provisions of this Agreement.

Section 7.03

All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, facsimile, Internet electronic mail, air courier guaranteeing overnight delivery or personal delivery to each person at the address provided under his signature or to such other address as the parties may designate in writing. All other communications may be by regular mail. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if facsimiled or sent via

Internet electronic mail; and upon actual receipt when delivered to a courier guaranteeing overnight delivery.

Section 7.04

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof, and each of the parties hereto agree that any action or proceeding relating to or arising out of this Agreement shall be adjudicated in the courts of Nevada.

Section 7.05

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. To the extent that any party listed as a party to this Agreement ultimately fails to execute this Agreement, this Agreement shall be deemed to be in full force and effect and binding with respect to each other party that does execute this Agreement.

Section 7.06

Each signatory to this Agreement represents and warrants with respect to itself or himself that it or he is duly authorized to execute, deliver and perform this Agreement, that this Agreement has been duly executed by such signatory, and that this Agreement is a legal, valid and binding agreement of such signatory, enforceable against such signatory in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

GENERAL METALS CORPORATION

By: ______________________________
Name: Paul Wang
Title: President and Director

By: ______________________________
Name: Daniel J. Forbush
Title: Chief Financial Officer and Director

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Current Directors

PAUL WANG

By: ______________________________
Name: Paul Wang
Title: Director and President

ROBERT CARRINGTON

By: ______________________________
Name: Robert Carrington
Title: Director

MICHAEL POWELL

By: ______________________________
Name: Michael Powell
Title: Director

DANIEL J. FORBUSH

By: ______________________________
Name: Daniel J. Forbush
Title: Director and Chief Financial Officer

DAVID SALARI

By: ______________________________
Name: David Salari
Title: Director

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Current Directors

PAUL WANG

By:
Name: Paul Wang
Title: Director and President

ROBERT CARRINGTON

By:
Name: Robert Carrington
Title: Director

MICHAEL POWELL

By:
Name: Michael Powell
Title: Director

DANIEL J. FORBUSH

By:
Name: Daniel J. Forbush
Title: Director and Chief Financial Officer

DAVID SALARI

By:
Name: David Salari
Title: Director

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Current Directors

PAUL WANG

By: ______________________________
Name: Paul Wang
Title: Director and President

ROBERT CARRINGTON

By: ______________________________
Name: Robert Carrington
Title: Director

MICHAEL POWELL

By: ______________________________
Name: Michael Powell
Title: Director (Independent)

DANIEL J. FORBUSH

By: ______________________________
Name: Daniel J. Forbush
Title: Director and Chief Financial Officer

DAVID SALARI

By: ______________________________
Name: David Salari
Title: Director

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Current Directors

PAUL WANG

By: ______________________________
Name: Paul Wang
Title: Director and President

ROBERT CARRINGTON

By: ______________________________
Name: Robert Carrington
Title: Director

MICHAEL POWELL

By: ______________________________
Name: Michael Powell
Title: Director ~~(Independent)~~

DANIEL J. FORBUSH

By: ______________________________
Name: Daniel J. Forbush
Title: Director and Chief Financial Officer

DAVID SALARI

By: ______________________________
Name: David Salari
Title: Director

DATED: DEC. 16/2010

[Signature page to Settlement Agreement]

Lance McKinley 949-209-4755

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

12-15-10

Incoming Directors

LARRY MAX BIGLER

By: ______________________
Name: Larry Max Bigler

KEITH M. BELINGHERI

By: ______________________
Name: Keith M. Belingheri

DAN L. DYER

By: ______________________
Name: Dan L. Dyer

MARK A. SMITH

By: ______________________
Name: Mark A. Smith

PERMUNDU K. MEDHI

By: ______________________
Name: Permundu K. Medhi

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Incoming Directors

LARRY MAX BIGLER]

By: ______________________________
Name: Larry Max Bigler

KEITH M. BELINGHERI

By: ______________________________
Name: Keith M. Belingheri

DAN L. DYER

By: ______________________________
Name: Dan L. Dyer

MARK A. SMITH

By: ______________________________
Name: Mark A. Smith

PERMUNDU K. MEDHI

By: ______________________________
Name: Permundu K. Medhi

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Incoming Directors

LARRY MAX BIGLER]

By: ______________________________
Name: Larry Max Bigler

KEITH M. BELINGHERI

By: ______________________________
Name: Keith M. Belingheri

DAN L. DYER

By: ______________________________
Name: Dan L. Dyer

MARK A. SMITH

By: ______________________________
Name: Mark A. Smith

PERMUNDU K. MEDHI

By: ______________________________
Name: Permundu K. Medhi

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Incoming Directors

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler

KEITH M. BELINGHERI

By: ______________________________
Name: Keith M. Belingheri

DAN L. DYER

By: ______________________________
Name: Dan L. Dyer

MARK E. SMITH

By: [signature]
Name: Mark E. Smith

PERMUNDU K. MEDHI

By: ______________________________
Name: Permundu K. Medhi

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Incoming Directors

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler

KEITH M. BELINGHERI

By: ______________________________
Name: Keith M. Belingheri

DAN L. DYER

By: ______________________________
Name: Dan L. Dyer

MARK A. SMITH

By: ______________________________
Name: Mark A. Smith

PURNENDU K. MEDHI

By: ______________________________
Name: Purnendu K. Medhi

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]

949-209-4755

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

MICHAEL DUNCAN

By: ______________________________
Name: Michael Duncan
Title: Stockholder

ROBERT D. HESSELGESSER, M.D.

By: ______________________________
Name: Robert D. Hesselgesser, M.D.
Title: Stockholder

KENNETH ROBERT GEARHART

By: ______________________________
Name: Kenneth Robert Gearhart
Title: Stockholder

KEITH ALAN KNIGHT

By: ______________________________
Name: Keith Alan Knight
Title: Stockholder

WALTER W. KNAUSS

By: ______________________________
Name: Walter W. Knauss
Title: Stockholder

LARRY MAX BIGLER

By: ______________________________
Name: Larry Max Bigler
Title: Stockholder

DAVID L. HOLMES

By: ______________________________
Name: David L. Holmes
Title: Stockholder

[Signature page to Settlement Agreement]